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                                                                   EXHIBIT 10.1

                           COVENTRY HEALTH CARE, INC.
                      2000 MANAGEMENT INCENTIVE PLAN (MIP)

PLAN OBJECTIVE

The objective of Coventry Health Care's (CHC) 2000 Management Incentive Plan
(MIP) is to reward employees for their contribution to the achievement of company-wide, business unit, health plan, and team/individual goals.

PLAN YEAR

The plan year will be consistent with CHC's fiscal year, January 1 through December 31, 2000.

ELIGIBILITY

The CEO of CHC will determine eligible employees prior to the beginning of the plan year. Participants of CHC's sales incentive plans are not eligible for the MIP. Participants must be actively employed at the time incentive checks are distributed to receive an incentive payment. MIP payouts may be prorated based on hire date or the promotion date of each participant.

TIMING OF INCENTIVE PAYOUTS

Incentive payouts will occur as soon as possible after the close of the fiscal year. Once CHC's financial results are finalized, incentive payouts will be calculated and paid. Incentives will probably be paid in February/March, 2001.

TARGET INCENTIVE OPPORTUNITY

      ---------------------------------------------------------------------------------------------------------------
                                                                                        Target Incentive %
      ---------------------------------------------------------------------------------------------------------------
      Executive Vice Presidents                                                                 75%
      ---------------------------------------------------------------------------------------------------------------
      Sr. Vice Presidents and Coaches                                                       50% to 70%
      ---------------------------------------------------------------------------------------------------------------
      Vice Presidents                                                                           30%
      ---------------------------------------------------------------------------------------------------------------
      Directors                                                                             15% to 25%
      ---------------------------------------------------------------------------------------------------------------
      Managers (Inclusion must be reviewed by VP Compensation and approved
      by the CEO of CHC)                                                                    10% to 15%
      ---------------------------------------------------------------------------------------------------------------

The CEO of Coventry Health Care will have discretion to increase the target incentive opportunity for a selected number of key employees.

PERFORMANCE CRITERIA

Criteria for incentive payouts includes the following three factors:

-     CHC Financial Results

-     Health Plan Financial Results

-     Team and Individual Achievements

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COVENTRY HEALTH CARE RESULTS

The performance of CHC will be based on the achievement of its Earnings Per Share goal.

                    ---------------------------------------------
                                      2000 Goal
                    ---------------------------------------------
                    Earnings Per Share                $0.77
                    ---------------------------------------------

HEALTH PLAN RESULTS

The performance of each Health Plan will be based on the achievement of its Plan Contribution and Revenue Growth goals as set forth in the 2000 Budget. The two key goals are weighted as follows:


                    -  Plan Contribution                      75%
                    -  Revenue Growth                         25%

INCENTIVE POOL FUNDING

Target incentive pools will be calculated separately for each Health Plan and Corporate. The number of eligible employees, individual incentive targets and each eligible employee's base pay will determine each budgeted target incentive pool.

Actual funding of incentive pools is based on the results achieved by each Health Plan and the overall performance of Coventry Health Care, Inc.

HEALTH PLAN INCENTIVE POOL

Each Health Plan's incentive pool is funded based on the achievement of its Plan Contribution and Revenue Growth goals. Each Health Plan's pool will be modified based on the achievement of CHC's EPS goal. The following chart will be utilized to calculate the final incentive pool for each Health Plan.

                  ---------------------------------------------------------------------------
                                Level of                   % of Target Pool Available for
                            Goal Achievement                         Payout(1)
                  ---------------------------------------------------------------------------
                                < = 85%                                  0%
                  ---------------------------------------------------------------------------
                                                         Compensation & Benefits Committee
                               86 to 99%                             Discretion
                  ---------------------------------------------------------------------------
                                  100%                                  100%
                  ---------------------------------------------------------------------------
                                  110%                                  110%
                  ---------------------------------------------------------------------------
                                  120%                                  120%
                  ---------------------------------------------------------------------------
                                  130%                                  130%
                  ---------------------------------------------------------------------------
                                  140%                                  140%
                  ---------------------------------------------------------------------------
                                  150%                                  150%
                  ---------------------------------------------------------------------------

                (1) Straight-line interpolation will be used to calculate the incentive pools when performance falls between two levels.


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Once each Health Plan's incentive pool is calculated, it will be modified by the achievement of CHC's Earnings Per Share goal. The following chart displays the scale that will be used to modify each Health Plan's incentive pool.

                  ----------------------------------------------------------------------
                                Level of                  Health Plan Incentive Pool
                            Goal Achievement                      Modifier(2)
                  ----------------------------------------------------------------------
                               < = 80%                                 0
                  ----------------------------------------------------------------------
                                   85%                                .50
                  ----------------------------------------------------------------------
                                   90%                                .75
                  ----------------------------------------------------------------------
                                   95%                                .90
                  ----------------------------------------------------------------------
                                  100%                                 1
                  ----------------------------------------------------------------------
                                  110%                               1.05
                  ----------------------------------------------------------------------
                                  120%                               1.10
                  ----------------------------------------------------------------------
                                  130%                               1.20
                  ----------------------------------------------------------------------
                                  140%                               1.30
                  ----------------------------------------------------------------------

                (2) Straight-line interpolation will be used to calculate the pool modifier when performance falls between two levels

EXAMPLE INCENTIVE POOL CALCULATION

Example 1: The Health Plan achieves 90% of its Plan Contribution goal, which results in the target incentive pool being decreased to 50% of the budgeted target pool. CHC achieves 95% of its Earnings Per Share Goal, thus modifying the Health Plan's pool downward by .90. THE FINAL INCENTIVE POOL EQUALS 45% OF THE BUDGETED TARGET POOL.

Example 2: The Health Plan achieves 120% of its Plan Contribution goal, which results in the target incentive pool being increased to 120% of the budgeted target pool. CHC achieves 130% of its Earnings Per Share Goal, thus modifying the Health Plan's pool upward by 1.2. THE FINAL INCENTIVE POOL EQUALS 144% OF THE BUDGETED TARGET POOL.

CORPORATE INCENTIVE POOL

The corporate incentive pool is funded based on the achievement of CHC's EPS goal.

                 ----------------------------------------------------------------------------
                   Level of Target CHC Earnings Per        % of Target Pool Available for
                        Share Goal Achievement                       Payout(1)
                 ----------------------------------------------------------------------------
                              < = 85%                                    0%
                 ----------------------------------------------------------------------------
                                                         Compensation & Benefits Committee
                              86 to 99%                              Discretion
                 ----------------------------------------------------------------------------
                                 100%                                   100%
                 ----------------------------------------------------------------------------
                                 110%                                   110%
                 ----------------------------------------------------------------------------
                                 120%                                   120%
                 ----------------------------------------------------------------------------
                                 130%                                   130%
                 ----------------------------------------------------------------------------
                                 140%                                   140%
                 ----------------------------------------------------------------------------
                                 150%                                   150%
                 ----------------------------------------------------------------------------

                  (1) Straight-line interpolation will be used to calculate the incentive pools when performance falls between two levels

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INDIVIDUAL INCENTIVE PAYOUT CALCULATION

Individual incentive awards will be determined by the following:

         1.    Individual target incentive opportunity,

         2.    Pool funding, and

         3. Achievement of pre-established financial goals and individual/team non-financial goals.

Individual incentive awards can vary between 0% and 200% of their incentive target opportunity.

FORM OF PAYMENT

Amounts < = $10,000 (Net) - 100% paid in cash
Amounts > $10,000 (Net) - first $10,000 (Net) paid in cash. Remaining net award will be paid 50% in cash and 50% in CHC stock.

MISCELLANEOUS

Coventry Health Care reserves the right to amend or discontinue this plan at any time and/or add, reduce or limit the number of participants at any time such actions are deemed appropriate and in the best interest of CHC. This document shall NOT be construed as a contract with the employee and is in no way intended to limit the employment at will status of employees of Coventry Health Care, Inc. or its Health Plans.

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